SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 1996

                        KEYSTONE FINANCIAL, INC.
     (Exact name of registrant as specified in its charter)

  Pennsylvania                   0-11460                      23-2289209
State or other jurisdiction    (Commission File Number)  (IRS Employer ID No.)
 of incorporation)

One Keystone Plaza, P.O.Box 3660,Harrisburg, Pennsylvania 17105-3660
(Address of principal executive offices)                    (ZIP CODE)

Registrant's telephone number including area code:     (717) 233-1555

Item 5    Other Events

The following documents are filed as exhibits to this Form 8-K:

     I. Earnings Release of Keystone Financial, Inc. for the quarter ended September 30, 1996.

     II.  Fiscal Insight
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                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Keystone Financial, Inc.
                              (Registrant)

Date:    October 21, 1996     Donald F. Holt

                              Donald F. Holt
                              Senior Vice President, Controller
                              and Chief Accounting Officer
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EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------
99.1 Earnings Release of Keystone Financial, Inc. for the quarter ended September 30, 1996, filed herewith.

99.2      Fiscal Insight
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